THE RESTAURANT COMPANY REPORTS RESULTS FOR FISCAL 2006 FIRST QUARTER ENDED APRIL 16, 2006


Memphis, TN, June 20, 2006 - The Restaurant Company today reported financial results for its 2006 fiscal first quarter ended April 16, 2006.

HIGHLIGHTS FOR THE FIRST QUARTER OF FISCAL 2006 AS COMPARED TO THE FIRST QUARTER OF FISCAL 2005 WERE:

  o   Revenue increased by 2.4% to $111.6 million.
  o   Comparable restaurant sales increased by 4.1%
  o The Company reported a net loss of $0.3 million compared to net income of $2.9 million for the first quarter of 2005. The decrease in net income is primarily a result of the sale-leaseback transaction consummated in June 2005. In the first quarter of 2006, restaurant division rent expense increased by $4.1 million over the same quarter of 2005.

J. Trungale, President and Chief Executive Officer of The Restaurant Company commented "we are pleased with both the top and bottom line results of the first quarter. Favorable weather conditions, an easing in commodity pricing and lower than anticipated utility costs, coupled with our continued focus on improving in-store execution, all contributed to strong performance versus plan."

FIRST QUARTER OF FISCAL 2006 FINANCIAL RESULTS

Revenues for the first quarter of fiscal 2006 increased 2.4% to $111.6 million from $109.0 million for the first quarter of fiscal 2005. The growth in revenues is attributable to a 4.1% increase in comparable restaurant sales, which the Company believes were favorably impacted by a mild winter in the Midwest.

Food cost decreased slightly to $30.2 million for the first quarter of fiscal 2006 from $30.7 million for the first quarter of fiscal 2005.

Labor and benefits costs increased $0.7 million to $35.4 million for the first quarter of fiscal 2006 from $34.7 million for the first quarter of fiscal 2005.

Operating expenses increased $5.6 million to $26.1 million for the first quarter of fiscal 2006 from $20.5 million for the first quarter of fiscal 2005. This increase is primarily due to increased restaurant rent expense as a result of the sale-leaseback transaction consummated during 2005 and increased utility costs.

General and administrative expenses increased $0.9 million to $10.5 million for the first quarter of fiscal 2006 from $9.6 million for the first quarter of fiscal 2005.

For the first quarter of 2006, the Company reported a net loss of $0.3 million compared to net income of $2.9 million for the first quarter of 2005. The decrease in net income is primarily a result of the sale-leaseback transaction consummated in June 2005. Rent expense in the first quarter of 2006 increased by approximately $4.1 million over the same quarter of 2005.

EBITDA

The following table provides calculations of EBITDA. EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or more meaningful than, earnings from operations, cash flows from operations or other traditional indications of a company's operating performance or liquidity.

                                               First Fiscal       First Fiscal
                                                  Quarter           Quarter
                                                   Ended             Ended
(In Thousands)                                April 16, 2006     April 17, 2005
                                             -----------------------------------

NET (LOSS) INCOME                            $          (306)          $ 2,857
(Benefit from) Provision for income taxes               (662)            1,003
Net interest expense                                   6,187             4,719
Depreciation and amortization                          4,089             5,194
Gain on disposition of assets                            (47)             (126)
Lease termination                                        366                -
                                             ----------------------------------
EBITDA                                             $   9,627           $13,647
                                             ==================================


ABOUT THE COMPANY

The Restaurant Company operates and franchises mid-scale full service restaurants, which serve a wide variety of high quality, moderately priced breakfast, lunch and dinner entrees. As of April 16, 2006, we operated 151 and franchised 328 Perkins Restaurants and Bakeries.

FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS." THESE STATEMENTS MAY BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS "ANTICIPATE," "BELIEVE," "CONTINUE," "COULD," "ESTIMATE," "EXPECT," "INTEND," "MAY," "MIGHT," "PLAN," "POTENTIAL," "PREDICT," "SHOULD," OR "WILL," OR THE NEGATIVE THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY.

THE RESTAURANT COMPANY HAS BASED THESE FORWARD-LOOKING STATEMENTS ON ITS CURRENT EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS. WHILE THE COMPANY BELIEVES THESE EXPECTATIONS, ASSUMPTIONS, ESTIMATES AND PROJECTIONS ARE REASONABLE, SUCH FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND ITS CONTROL. SOME OF THE KEY FACTORS THAT COULD CAUSE ITS ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS INCLUDE THE FOLLOWING:

   o  COMPETITIVE PRESSURES AND TRENDS IN THE RESTAURANT INDUSTRY;

   o  PREVAILING PRICES AND AVAILABILITY OF FOOD, SUPPLIES AND LABOR;

   o  RELATIONSHIPS WITH FRANCHISEES AND FINANCIAL HEALTH OF FRANCHISEES;

   o  GENERAL ECONOMIC CONDITIONS AND DEMOGRAPHIC PATTERNS;

   o  OUR SUBSTANTIAL INDEBTEDNESS;

   o  OUR ABILITY TO INTEGRATE ACQUISITIONS;

   o  DEVELOPMENT AND EXPANSION PLANS; AND

   o  STATEMENTS COVERING OUR BUSINESS STRATEGY.

UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PRESS RELEASE ARE MADE ONLY AS OF THE DATE HEREOF. THE RESTAURANT COMPANY DOES NOT UNDERTAKE AND SPECIFICALLY DECLINES ANY OBLIGATION TO UPDATE ANY SUCH STATEMENTS OR TO PUBLICLY ANNOUNCE THE RESULTS OF ANY REVISIONS TO ANY OF SUCH STATEMENTS TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.

CONFERENCE CALL

The Restaurant Company has scheduled a conference call for Wednesday, June 21st, at 10:30 a.m. (CDT) to review first quarter earnings. The dial-in number for the conference call is (800) 377-4562. A taped playback of this call will be available from Wednesday, June 21, 2006 through Tuesday, June 27, 2006. The taped playback can be accessed by dialing (800) 252-6030 and by using access code number 50452442.

                     THE RESTAURANT COMPANY AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)
                                 (in thousands)


                                               First Fiscal        First Fiscal
                                                  Quarter            Quarter
                                                   Ended              Ended
                                              April 16, 2006      April 17, 2005
                                            ------------------ -----------------
REVENUES:
   Food sales                                 $      104,962    $       102,461
   Franchise and other revenue                         6,649              6,517
                                            ------------------ -----------------
                                                     111,611            108,978
                                            ------------------ -----------------

COSTS AND EXPENSES:
Cost of sales (excluding depreciation
 shown below):

   Food cost                                         30,159              30,675
   Labor and benefits                                35,350              34,650
   Operating expenses                                26,058              20,481
General and administrative                           10,472               9,595
Depreciation and amortization                         4,089               5,194
Interest, net                                         6,187               4,719
Gain on disposition of assets                           (47)               (126)
Lease Termination                                       366                  -
Other, net                                              (55)                (70)
                                            -----------------  -----------------
Total Costs and Expenses                            112,579             105,118
                                            -----------------  -----------------
(Loss) income before income taxes                      (968)              3,860
Benefit from (provision for) income taxes               662              (1,003)
                                            -----------------  -----------------
NET (LOSS) INCOME                            $         (306)    $         2,857
                                            =================  =================

                     THE RESTAURANT COMPANY AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (unaudited)
                  (in thousands, except par and share amounts)

                                             April 16, 2006    December 25, 2005
                                           ------------------  -----------------
                ASSETS

CURRENT ASSETS:
 Cash and cash equivalents                   $        4,937     $         4,474
  Restricted cash                                     8,843               8,225
 Receivables, less allowances for
  doubtful accounts of $1,488 and $1,584              9,599              10,554
 Inventories, net                                     7,875               6,971
 Prepaid expenses and other current assets            4,499               3,188
 Escrow deposits                                      5,063              18,162
 Deferred income taxes                                2,845               2,845
                                           ------------------  -----------------
                   Total current assets              43,661              54,419
                                           ------------------  -----------------

PROPERTY AND EQUIPMENT, at cost, net of
  accumulated depreciation and
  amortization                                       40,452              42,433
GOODWILL                                            169,326             154,049
INTANGIBLE ASSETS, net of
  accumulated amortization of $1,070
  and $476                                           47,185              47,779
DEFERRED INCOME TAXES                                     -                   -
OTHER ASSETS                                          9,286               9,738
                                           ------------------  -----------------
                                             $      309,910     $       308,418
                                           ==================  =================

                    LIABILITIES AND STOCKHOLDER'S INVESTMENT

CURRENT LIABILITIES:
 Current maturities of capital lease
  obligations                                $          242     $           277
 Accounts payable                                     7,933               9,474
 Franchise advertising contributions                  5,485               4,752
 Accrued expenses                                    32,941              39,603
 Accrued income taxes                                    88                   -
                                           ------------------  ----------------
         Total current liabilities                   46,689              54,106
                                           ------------------  -----------------

CAPITAL LEASE OBLIGATIONS, less current
 maturities                                             210                 260
LONG-TERM DEBT                                      187,602             187,503
DEFERRED TAX LIABILITY                               12,573              12,573
OTHER LIABILITIES                                     3,676               3,331
STOCKHOLDER'S INVESTMENT:
 Common stock, $.01 par value, 100,000
  shares authorized,10,820 issued and
  outstanding                                             1                   1
 Additional paid-in capital                          59,923              51,108
 Other comprehensive income                              20                  14
 Accumulated deficit                                   (784)               (478)
                                           ------------------  -----------------
         Total stockholder's investment              59,160              50,645
                                           ------------------  -----------------
                                             $      309,910     $       308,418
                                           ==================  =================

                     THE RESTAURANT COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In Thousands)




                                              First Fiscal       First Fiscal
                                                 Quarter            Quarter
                                                  Ended              Ended
                                             April 16, 2006     April 17, 2005
                                           -----------------   -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income                            $         (306)    $         2,857
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
   Depreciation and amortization                      4,089               5,194
    Amortization of discount                             99                   -
    Other non-cash income and expense
     items                                              107                 185
    Payments on notes receivable                        216                 104
    Gain on disposition of assets                       (47)               (126)
    Net changes in operating assets
     and liabilities                                 (2,781)              1,751
                                           -----------------   -----------------
      Total adjustments                               1,683               7,108
                                           -----------------   -----------------
Net cash provided by operating activities             1,377               9,965
                                           -----------------   -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for property and equipment                 (2,570)             (2,231)
Acquisition of business, escrow settlements          (8,178)                  -
Proceeds from sale of assets                          1,103                  30
                                           -----------------   -----------------
Net cash used in investing activities                (9,645)             (2,201)
                                           -----------------   -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments under capital lease
 obligations                                            (85)               (102)
Capital contribution from parent                      8,816                   -
                                           -----------------   -----------------
Net cash provided by (used in)
 financing activities                                 8,731                (102)
                                           -----------------   -----------------
Net increase in cash and cash equivalents               463               7,662
                                           -----------------   -----------------

CASH AND CASH EQUIVALENTS:
Balance, beginning of period                          4,474              17,988
                                           -----------------   -----------------
Balance, end of period                       $        4,937     $        25,650
                                           =================   =================